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                              Intraware
                       Statement of Cash Flows
                               5/31/00

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                                                                    For the Three Months Ended
                                                              ----------------------------------------
                                                                 May 31, 2000         May 31, 1999
                                                              -------------------- -------------------
                                                                  (unaudited)         (unaudited)
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Cash flows from operating activities:
  Net loss                                                              $ (11,783)           $ (4,631)
  Adjustments to reconcile net loss to net cash used
   in operating activities:
     Depreciation and amortization                                          1,843                 290
     Amortization of unearned compensation                                    846                 811
     Provision for doubtful accounts                                          459                  36
     Changes in assets and liabilities:
        Accounts receivable                                                (7,757)             (2,756)
        Prepaid licenses and services                                      (5,328)              5,828
        Other current assets                                                 (460)                198
        Other assets                                                         (117)                236
        Accounts payable                                                   (7,779)             (8,765)
        Accrued expenses                                                   (1,544)              1,168
        Deferred revenue                                                    4,859               2,321
                                                              -------------------- -------------------
Net cash used in operating activities                                     (26,761)             (5,264)
                                                              -------------------- -------------------

Cash flows from investing activities:
     Purchase of property and equipment                                    (3,132)             (2,350)
     Proceeds from sales of investments                                    27,516                   -
                                                              -------------------- -------------------
Net cash provided by (used) in investment activities                       24,384              (2,350)
                                                              -------------------- -------------------

Cash flows from financing activities:
     Payments on bank borrowings                                                -                (871)
     Proceeds from initial public offering                                      -              59,520
     Proceeds from Common Stock                                             1,023               5,158
     Proceeds (principal payments) on
          capital lease obligation                                            (12)                (36)
                                                              -------------------- -------------------
Net cash provided by financing activities                                   1,011              63,771
                                                              -------------------- -------------------
Net increase (decrease) in cash and cash equivalents                       (1,366)             56,157
Cash and cash equivalents at beginning of period                           16,013               3,286
                                                              -------------------- -------------------
Cash and cash equivalents at end of period                               $ 14,647            $ 59,443
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Supplemental disclosure of cash flow information:
  Cash paid for interest                                                     $ 21                $ 35
Supplemental non-cash activity:
  Property and equipment leases                                             $ 486                 $ -
  Prepaid maintenance leases                                                $ 221                 $ -
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